UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 13, 2008 (February 7, 2008)

GAMESTOP CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32637	20-2733559
(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, Texas	76051
(Address of Principal Executive Offices)	(Zip Code)

(817) 424-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of GameStop Corp. (the “Company”) determined that the Company had exceeded the threshold performance goals by at least 10% with respect to operating earnings (the “Operating Earnings Target”) for the fiscal year ended February 2, 2008 (“fiscal 2007”) under the Company’s Supplemental Compensation Plan (the “Compensation Plan”). As a result of the Company exceeding the Operating Earnings Target, the Board approved the payment of cash bonuses to the named executive officers set forth below in accordance with the Compensation Plan:

Name and Position	Fiscal 2007 Bonus
R. Richard Fontaine, Chairman & Chief Executive Officer	$2,200,000
Daniel A. DeMatteo, Vice Chairman & Chief Operating Officer	$1,760,000
Steven R. Morgan, President	$ 412,500
David W. Carlson, Executive Vice President & Chief Financial Officer	$ 330,000
Tony D. Bartel, Executive Vice President, Merchandising & Marketing	$ 288,750

Fiscal 2008 Salaries

On February 7, 2008, the Committee set the annual base compensation for the fiscal year ending January 31, 2009 (“fiscal 2008”) of R. Richard Fontaine, Chairman & Chief Executive Officer, at $1,200,000, Daniel A. DeMatteo, Vice Chairman & Chief Operating Officer, at $960,000, Steven R. Morgan, President, at $575,000, David W. Carlson, Executive Vice President & Chief Financial Officer, at $440,000 and Tony D. Bartel, Executive Vice President, Merchandising & Marketing, at $400,000.

Fiscal 2008 Performance Bonus Criteria

On February 7, 2008, the Committee set the performance criteria under the Compensation Plan for purposes of determining bonuses for fiscal 2008 to be paid to R. Richard Fontaine, Chairman & Chief Executive Officer, Daniel A. DeMatteo, Vice Chairman & Chief Operating Officer, Steven R. Morgan, President, David W. Carlson, Executive Vice President & Chief Financial Officer and Tony D. Bartel, Executive Vice President, Merchandising & Marketing.

The performance criteria are based on operating earnings with bonus payouts based on a percentage of annual salary as set forth below. Bonuses may also be earned in lesser percentages if targets are not achieved by specified amounts.

Name and Position	Annual Bonus as Percentage of Annual Salary if Target Achieved	Maximum Annual Bonus Payable as Percentage of Annual Salary if Target Exceeded by Specified Amount
R. Richard Fontaine Chairman & Chief Executive Officer	200%	250%
Daniel A. DeMatteo Vice Chairman & Chief Operating Officer	200%	250%
Steven R. Morgan, President	75%	94%
David W. Carlson Executive Vice President & Chief Financial Officer	75%	94%
Tony D. Bartel Executive Vice President, Merchandising & Marketing	75%	94%

Grants Under the Company’s Incentive Plan

On February 7, 2008, the Committee approved the following grants of restricted shares under the Company’s Incentive Plan to the Company’s executive officers and directors:

Name and Position	Grant
R. Richard Fontaine Chairman & Chief Executive Officer	87,000 Restricted Shares (1)
Daniel A. DeMatteo Vice Chairman & Chief Operating Officer	87,000 Restricted Shares (1)
Steven R. Morgan, President	33,000 Restricted Shares (1)
David W. Carlson Executive Vice President & Chief Financial Officer	30,000 Restricted Shares (1)
Tony D. Bartel Executive Vice President, Merchandising & Marketing	25,500 Restricted Shares (1)
Ronald Freeman Executive Vice President, Distribution	12,000 Restricted Shares (1)
Robert A. Lloyd Senior Vice President & Chief Accounting Officer	7,200 Restricted Shares (1)
Each Non-Employee Member of the Board of Directors (nine individuals)	7,200 Restricted Shares (1)

(1)	Class A Common Stock, vesting in equal annual installments on February 7 of each of the years 2009 through 2011.

Fiscal 2008 Board Fees

On February 7, 2008, the Board, upon the recommendation of the Committee, approved the Board fees for fiscal 2008. The annual retainer to be received by each non-employee member of the Board for fiscal 2008 was set at $50,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: February 13, 2008	By:	/s/ David W. Carlson
		Name:	David W. Carlson
		Title:	Executive Vice President and Chief Financial Officer